UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: March 19, 2003

STONE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or other jurisdiction                  (Commission File                    (I.R.S. Employer
                     of incorporation or organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip code)
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (337) 237-0410

ITEM 9. REGULATION FD DISCLOSURE

             On March 19, 2003, Stone Energy Corporation (the “Registrant”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-K:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

             Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-K for the fiscal year ended December 31, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Stone Energy Corporation (the “Company”) hereby certifies, to the best of his knowledge, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Peter Canty
Name: D. Peter Canty Date: March 19, 2003

CERTIFICATION OF CHIEF FINANCIAL OFFICER

             Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-K for the fiscal year ended December 31, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Stone Energy Corporation (the “Company”) hereby certifies, to the best of his knowledge, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James H. Prince
Name: James H. Prince Date: March 19, 2003

The foregoing certifications are being furnished solely to accompany the Form 10-K pursuant to 18 U.S.C Section 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONE ENERGY CORPORATION

Date: March 19, 2003	By: /s/ James H. Prince
James H. Prince Senior Vice President - Chief Financial Officer and Treasurer